Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. E25831-P88267 GENTEX CORPORATION 600 N. CENTENNIAL ST. ZEELAND, MI 49464 ATTN: SCOTT RYAN Please indicate if you plan to attend this meeting. NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. 3. To approve, on an advisory basis, compensation of the Company's named executive officers. 2. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2017. 4. To determine, on an advisory basis, whether future shareholder advisory votes on named executive officer compensation should occur every one, two, or three years. For address changes and/or comments, please check this box and write them on the back where indicated. ! ! !1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: !! ! !! ! !! HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household. For All Withhold All For All Except ! Yes No For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. V.1.1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. GENTEX CORPORATION 01) Fred Bauer 02) Leslie Brown 03) Gary Goode 04) Pete Hoekstra 05) James Hollars 06) John Mulder 07) Richard Schaum 08) Frederick Sotok 09) James Wallace The Board of Directors recommends you vote FOR proposals 2 and 3. The Board of Directors makes no recommendation on proposal 4. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 3 Years1 Year 2 Years Abstain ! !!! !! Yes No

E25832-P88267 V.1.1 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Address Changes/Comments: _________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENTEX CORPORATION The undersigned hereby appoints Steve Downing and Kevin Nash, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Gentex Corporation Common Stock, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Gentex Corporation to be held May 18, 2017, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1; FOR PROPOSAL 2 (ratify the auditors); FOR PROPOSAL 3 (approve compensation for named executive officers); ABSTAIN FROM VOTE ON PROPOSAL 4 (frequency of shareholder advisory votes on named executive officer compensation), AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side